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                                                                   Exhibit 10.27
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                               Second Amendment
                                    to the
                                 AMETEK, INC.
                         RETIREMENT PLAN FOR DIRECTORS

                         ____________________________


     WHEREAS, the AMETEK, Inc. Retirement Plan for Directors (the "Plan") was adopted, effective January 1, 1983; and

     WHEREAS, Section 7 of the Plan provides that AMETEK, Inc. (the "Company") may amend the Plan at any time or from time to time; and

     WHEREAS, the Company now desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     FIRST:  Section 3 is hereby amended by deleting the last paragraph thereof
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and by substituting the following paragraph in its stead:

               "Notwithstanding the foregoing, a Participant's monthly benefit shall be reduced one-fifth (1/5) for each Year of Service less than five (5)."

     SECOND:  Subsection (b) of Section 4 is hereby amended to read in its
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entirety as follows:

               "(b) In the event that a Participant dies after he has attained age 55 and completed 5 Years of Service but before payment of his benefits has commenced, and the Participant was married on the date of his death, his surviving spouse shall receive a monthly benefit for the remainder of her lifetime equal to the benefit the surviving spouse would have received if payment of the Participant's benefit had commenced on the day before his death in the form of a joint and 50% survivor annuity pursuant to Section 4(a) of the Plan. If a
          Participant dies (i) prior to attaining age 55 and completing 5 Years of Service; (ii) who was not married on the date of his death or,
          (iii) after payment of his benefits has commenced, and such benefits are being paid for his life only, all benefit payments shall cease and no death or additional benefits shall be provided under the Plan."
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     THIRD:  The amendments contained herein shall be effective as of October 1,
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1986 for Participants who first become eligible for the payment of  benefits or who die on or after that date.

     FOURTH:  Except to the extent hereinabove set forth, the Plan shall remain
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in full force and effect without change or modification.

     IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed this 25th day of March, 1987.

                                        AMETEK, INC.

                                        By: /s/ Allan Kornfeld
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                                                Allan Kornfeld